SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                 April 22, 2003


                                NOXSO CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Virginia
                   -------------------------------------------
                 (State or other jurisdiction of incorporation)

                000-17454                                  54-1118334
        ------------------------               ---------------------------------
        (Commission file number)               (IRS employer identification no.)

  1065 South 500 West, Bountiful, Utah                        84010
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip code)


                                 (801) 759-7732
                -------------------------------------------------
              (Registrant's telephone number, including area code)



                   This document contains a total of 6 pages.

Item 1.  Changes in Control of Registrant

         On April 22, 2003, Patronus Industries, LC and Heber C. Bishop (collectively, the "Buyers") acquired 631,650 shares of common stock (the "Shares") of Noxso Corporation (the "Company") from Robert Long, Robert Platek, Spencer Levy and Robert Salluzzo (collectively, the "Sellers") in consideration for $250,000. Pursuant to the terms of a Stock Purchase Agreement by and between the Buyers and the Sellers, $5,000 of the purchase price was paid in cash and the remaining $245,000 is being paid in consideration for a promissory note executed by the Buyers (the "Note"). The Note is non-interest bearing and due and payable in full on the thirty (30) day anniversary of the Note. The Note is secured by (i) a pledge agreement executed by the Buyers in favor of the Sellers whereby the Shares were pledged as collateral, (ii) a guarantee executed at the request of Buyers by Wynn Westmoreland and Santa Rosa Corporation, a Nevada corporation and (iii) a Trust Deed executed by Santa Rosa Corporation as Trustor in favor of the Sellers as beneficiaries relating to approximately 86 acres of real property in Utah. Wynn Westmoreland is a business associate of the Buyers and Santa Rosa Corporation is an associate of Mr. Westmoreland.

         As a condition precedent for the closing of the Stock Purchase Agreement, the Buyers also arranged for International Construction Concepts, Inc., a Nevada corporation, to lend $100,000 to the Company pursuant to the terms of a demand note that bears interest at the rate of 10% per annum. The proceeds from this loan were used by the Company to pay all of its outstanding liabilities, other than the liability resulting from the demand note.

         The Shares acquired by the Buyers in connection with the Stock Purchase Agreement represent 55.6% of the Company's issued and outstanding shares of common stock, giving the Buyers voting control of the Company. The Buyers own no other securities of the Company. In addition, on April 22, 2003 Messrs. Levy and Platek resigned as officers and directors of the Company and Mr. Long resigned as an officer, but not as a director, of the Company. Mr. Long then appointed Messrs. Bishop and Richard J. Anderson to fill the vacancies on the board of directors created by the resignations of Messrs. Levy and Platek. Mr. Anderson was also appointed to act as President of the Company. Mr. Anderson is the sole manager of Patronus Industries, LC.

         As of the date of this report, the Company is a "shell" company whose sole purpose at this time is to locate and consummate a merger or acquisition with a private entity. Messrs. Bishop and Anderson intend to seek a viable business which the Company may acquire. In connection therewith, Messrs. Bishop and Anderson have been in discussions with several persons regarding the acquisition of construction systems used to produce and supply components of dry-stacked masonry systems as well as other complimentary construction elements and the potential acquisition of real property that may be used in connection with a site to establish a manufacturing facility to produce components to be available for construction projects. As of the date of this filing, the Company had not entered into any definitive arrangements in connection with the construction business and there can be no assurance that any definitive arrangements will be agreed or that if such arrangements are agreed that the Company will have sufficient funding to operating in this business.

         The acquisition of construction systems may involve the issuance of a substantial number of the Company's common stock and/or other securities in one or more private transactions or otherwise. Pursuing this business strategy may also result in a change in control of the Company, including a change in the present board of directors or management of the Company.

Item 4.  Changes in Registrant's Certifying Accountants

         On April 22, 2003, the Company's Board of Directors elected to retain Tanner + Co. ("Tanner") as its independent auditor and to dismiss Baier & Williams, LLP ("B&W"). The decision to change auditors was recommended by the Company's Board of Directors in connection with the relocation of the Company's principal business offices from New York to Utah.

         Except as described in the following sentence, the reports of B&W on the financial statements of the Company as of March 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. Both of the former accountants' reports on the financial statements of the Company as of March 31, 2002 and 2001 contained uncertainties as to the ability of the Company to continue as a going concern and the report on the financial statements of the Company as of March 31, 2002 was qualified as a result an uncertainty regarding the potential disposition of funds relating to a 1997 bankruptcy filing that was commenced against the Company and for which a final decree terminating the proceeding had not been issued at the time the reports were issued. In December 2002, the United States Bankruptcy Court held a final hearing relating to the Company's bankruptcy and issued a final order closing the Chapter 11 case.

         During the Company's two most recent fiscal years and all subsequent interim periods preceding such change in auditors, there was no disagreement with B&W on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report; nor has B&W ever presented a written report, or otherwise communicated in writing to the Company or its board of directors the existence of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation S-B.

         The Company has authorized B&W to respond fully to the inquiries of the Company's successor accountant and B&W has provided the Company with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulations S-B, that is attached hereto as Exhibit 16.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements of Businesses Acquired.

                  Not applicable.

         b.       Pro Forma Financial Information.

                  Not applicable.

         c.       Exhibits.

       Number                           Description

        10.1          Demand Promissory Note in the principal amount of $100,000
        16.1          Letter re change in Certifying Accountants

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NOXSO CORPORATION




Date: April 22, 2003                               By   /s/ Richard J. Anderson
                                                        ------------------------
                                                        Richard Anderson
                                                        President and Director